COMMITMENTS AND CONTINGENT LIABILITIES (Aggregate Minimum Rental Commitments Under the Non-Cancelable Rent Agreements)(Details) $ in Thousands	Dec. 31, 2015 USD ($)
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
2016	$ 711
2017	668
2018	555
Total	$ 1,934